UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2018
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NEENAH, INC.
(Exact Name Of Registrant As Specified In Charter)
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Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

(678) 566-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Neenah, Inc. (the “Company”) for the quarter ended March 31, 2018 as presented in a press release dated May 9, 2018.  The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 2.06 Material Impairment

Subsequent to March 31, 2018, management completed and reviewed with the Board of Directors a broad scope analysis of various initiatives to improve margins and optimize the portfolio of products and manufacturing footprint in the Fine Paper & Packaging segment. This review included an evaluation of multiple options, including capital investment, manufacturing cost reduction and distribution cost minimization initiatives, repositioning of the product portfolio and asset divestiture.

Included in this analysis was consideration of divestiture of a manufacturing facility located in Brattleboro, Vermont. Historically, the Brattleboro mill has manufactured products primarily for the office supply category, and more recently has been adversely impacted by manufacturing inefficiencies due to changes in product category and grade complexity. Following the review, it was determined that this facility is not a strategic part of the Fine Paper & Packaging manufacturing footprint, given the nature of the office supply category.

On April 24, 2018, the Board of Directors authorized the CEO to initiate a process to sell the Brattleboro mill and associated research and office facilities. In May 2018, the disposal group of assets and liabilities will be separately reported on the balance sheet and classified as Held for Sale. Upon classifying the disposal group as Held for Sale, the Company will test the individual assets of the disposal group for possible impairment. The disposal group will be measured at fair value, less costs to sell. The amount of any impairment charge is subject to determination of the potential sales price and value of the disposal group. The preliminary estimate of such non-cash charge could be in the range of $30 to $40 million.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: May 9, 2018	/s/ Bonnie C. Lind
Bonnie C. Lind Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 9, 2018.